Exhibit 99.1


             LifePoint Hospitals Reports Second Quarter 2006 Results


     BRENTWOOD, Tenn.--(BUSINESS WIRE)--July 27, 2006--LifePoint Hospitals, Inc. (NASDAQ: LPNT) today announced results for the second quarter and six months ended June 30, 2006. The Company's consolidated results include the operations of Province hospitals subsequent to the combination date of April 15, 2005.
     For the second quarter ended June 30, 2006, revenues from continuing operations were $569.2 million, up 22.6% from $464.4 million for the same period a year ago. Income from continuing operations for the quarter was $36.4 million, or $0.65 per diluted share, compared with a loss from continuing operations for the second quarter of 2005 of $3.1 million, or $0.06 per diluted share, including a pretax charge for transaction costs of $44.6 million ($0.57 per diluted share) and pretax debt retirement costs of $10.0 million ($0.15 per diluted share.) Income from continuing operations for the second quarter ended June 30, 2006, includes a pretax reduction of depreciation expense of $13.5 million ($0.14 per diluted share) related to the finalization of the purchase price allocations for 2005 acquisitions. In addition, the second quarter of 2006 results include additional pretax compensation expense of $2.0 million ($0.02 per diluted share) and $1.3 million ($0.01 per diluted share) of pretax cost related to a shareholder lawsuit. Net income for the quarter was $34.8 million, or $0.62 per diluted share, compared with a net loss of $7.1 million, or $0.13 per diluted share, for the prior-year period.
     For the first half of 2006, revenues from continuing operations were $1,158.8 million, up 57.4% from $736.4 million for the first half of 2005. Income from continuing operations for the six months ended June 30, 2006, including the non-recurring items discussed above, increased 208.7% to $70.2 million, or $1.25 per diluted share, compared with income from continuing operations of $22.7 million, or $0.50 per diluted share, for the prior-year period. Net income for the first half of 2006, including the non-recurring items, increased 289.2% to $72.9 million, or $1.30 per diluted share, compared with net income of $18.7 million, or $0.41 per diluted share, for the first half of 2005.
     In commenting on the second quarter results, William F. Carpenter III, president and chief executive officer of LifePoint Hospitals, said, "We are pleased with our results for the second quarter. We understand the challenges facing our industry and will continue to address these issues by focusing on the basics such as improving operations, expanding services, physician recruiting and fiscal discipline. LifePoint has a solid base of hospitals that have excellent potential for additional growth and market penetration, as well as an outstanding team of executives and healthcare professionals who are committed to its mission."
     During the second quarter, LifePoint Hospitals announced the completion, effective July 1, 2006, of its previously announced acquisition of four hospitals from HCA Inc. LifePoint will classify two of the four hospitals as assets held for sale/discontinued operations, consistent with the provisions of SFAS No. 144.

     A listen-only simulcast, as well as a 30-day replay, of LifePoint Hospitals' second quarter conference call will be available on line at www.lifepointhospitals.com and www.earnings.com on July 28, 2006, beginning at 10:00 a.m. Eastern Time.

     LifePoint Hospitals, Inc. is a leading hospital company focused on providing healthcare services in non-urban communities. Of the Company's 53 hospitals, 49 are in communities where LifePoint Hospitals is the sole community hospital provider. LifePoint Hospitals' non-urban operating strategy offers continued operational improvement by focusing on its five core values: delivering compassionate, high quality patient care, supporting physicians, creating excellent workplaces for its employees, providing community value and ensuring fiscal responsibility. Headquartered in Brentwood, Tennessee, LifePoint Hospitals is affiliated with approximately 22,300 employees. More information about LifePoint Hospitals can be found on its website, www.lifepointhospitals.com.

     Important Legal Information

     This release includes forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine LifePoint Hospitals' future results are beyond LifePoint Hospitals' ability to control or predict with accuracy. Such forward-looking statements reflect the current expectations and beliefs of the management of LifePoint Hospitals, are not guarantees of performance of LifePoint Hospitals, and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ from those described in the forward-looking statements. These forward-looking statements may also be subject to other risks and uncertainties, including, without limitation, (i) the possibility that problems may arise in successfully integrating the businesses of LifePoint Hospitals and Province and achieving cost-cutting synergies or the ability to acquire hospitals on favorable terms and complete budgeted capital improvements successfully; (ii) reduction in payments to healthcare providers by government and commercial third-party payors, as well as changes in the manner in which employers provide healthcare coverage to their employees; (iii) the possibility of adverse changes in, and requirements of, applicable laws, regulations, policies and procedures; (iv) the ability to manage healthcare risks, including malpractice litigation, and the lack of state and federal tort reform; (v) the availability, cost and terms of insurance coverage; (vi) the highly competitive nature of the healthcare business, including the competition to recruit and retain physicians and other healthcare professionals; (vii) the ability to attract and retain qualified management and personnel; (viii) the geographic concentration of LifePoint Hospitals' operations; (ix) changes in the Company's operating or expansion strategy; (x) the ability to operate and integrate newly acquired facilities successfully; (xi) the availability and terms of capital to fund LifePoint Hospitals' business strategies; (xii) changes in LifePoint Hospitals' liquidity or the amount or terms of its indebtedness and in its credit ratings; (xiii) the potential adverse impact of government investigations and litigation involving the business practices of healthcare providers, including whistleblowers investigations; (xiv) changes in or interpretations of generally accepted accounting principles or practices; (xv) volatility in the market value of LifePoint Hospitals' common stock; (xvi) changes in general economic conditions in the markets LifePoint Hospitals serves; (xvii) LifePoint Hospitals' reliance on information technology systems maintained by HCA Inc.; (xviii) the costs of complying with the Americans with Disabilities Act; (xix) possible adverse rulings, judgments, settlements and other outcomes of pending litigation; and (xx) those risks and uncertainties described from time to time in LifePoint Hospitals' filings with the Securities and Exchange Commission. Therefore, LifePoint Hospitals' future results may differ materially from those described in this release. LifePoint Hospitals undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
     All references to "LifePoint Hospitals" as used throughout this release refer to LifePoint Hospitals, Inc. and its subsidiaries.


                            LIFEPOINT HOSPITALS, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  Dollars in millions, except per share amounts

                                     Three Months Ended June 30,
                               --------------------------------------
                                      2006                2005
                               ------------------  ------------------
                                Amount     Ratio    Amount     Ratio
                               --------  --------  --------  --------
Revenues                         $569.2     100.0%   $464.4     100.0%

Salaries and benefits             228.8      40.3     184.4      39.7
Supplies                           77.9      13.7      60.1      13.0
Other operating expenses          101.8      17.7      78.8      17.0
Provision for doubtful accounts    59.0      10.4      41.1       8.8
Depreciation and amortization      16.0       2.9      26.6       5.7
Interest expense, net              24.5       4.3      15.4       3.3
Debt retirement costs              --        --        10.0       2.1
Transaction costs                  --        --        44.6       9.6
                               --------  --------  --------  --------
                                  508.0      89.3     461.0      99.2
                               --------  --------  --------  --------

Income from continuing
 operations before minority
 interests and income taxes        61.2      10.7       3.4       0.8
Minority interests in earnings
 of consolidated entities           0.4      --         0.2       0.1
                               --------  --------  --------  --------
Income from continuing
 operations before income taxes    60.8      10.7       3.2       0.7
Provision for income taxes         24.4       4.3       6.3       1.4
                               --------  --------  --------  --------
Income (loss) from
 continuing operations             36.4       6.4      (3.1)     (0.7)
                               --------  --------  --------  --------

Discontinued operations,
 net of income taxes:
  Income (loss) from
   discontinued operations         (1.3)     (0.3)      0.6       0.1
  Impairment of assets             --        --        (4.7)     (0.9)
  Gain (loss) on
   sale of hospitals               (0.3)     --         0.1      --
                               --------  --------  --------  --------
  Income (loss) from
   discontinued operations         (1.6)     (0.3)     (4.0)     (0.8)
Cumulative effect of change
 in accounting principle,
 net of tax benefit                --        --        --        --
                               --------  --------  --------  --------
Net income (loss)                 $34.8       6.1%    $(7.1)    (1.5)%
                               ========  ========  ========  ========

Basic earnings (loss)
 per share:
  Continuing operations           $0.65              $(0.06)
  Discontinued operations         (0.02)              (0.07)
  Cumulative effect of change
   in accounting principle         --                  --
                               --------            --------
Net income (loss)                 $0.63              $(0.13)
                               ========            ========

Diluted earnings (loss)
 per share:
  Continuing operations           $0.65              $(0.06)
  Discontinued operations         (0.03)              (0.07)
  Cumulative effect of change
   in accounting principle         --                  --
                               --------            --------
Net income (loss)                 $0.62              $(0.13)
                               ========            ========

                                      Six Months Ended June 30,
                               --------------------------------------
                                      2006                2005
                               ------------------  ------------------
                                Amount    Ratio     Amount     Ratio
                               --------  --------  --------  --------
Revenues                       $1,158.8     100.0%   $736.4     100.0%

Salaries and benefits             459.9      39.7     294.0      39.9
Supplies                          160.6      13.9      96.0      13.0
Other operating expenses          197.5      17.0     123.6      16.8
Provision for doubtful accounts   127.4      11.0      64.0       8.7
Depreciation and amortization      47.9       4.1      39.8       5.4
Interest expense, net              47.7       4.1      17.8       2.4
Debt retirement costs              --        --        10.0       1.4
Transaction costs                  --        --        44.6       6.1
                               --------  --------  --------  --------
                                1,041.0      89.8     689.8      93.7
                               --------  --------  --------  --------

Income from continuing
 operations before minority
 interests and income taxes       117.8      10.2      46.6       6.3
Minority interests in earnings
 of consolidated entities           0.7       0.1       0.5      --
                               --------  --------  --------  --------
Income from continuing
 operations before income taxes   117.1      10.1      46.1       6.3
Provision for income taxes         46.9       4.0      23.4       3.2
                               --------  --------  --------  --------
Income (loss) from
 continuing operations             70.2       6.1      22.7       3.1
                               --------  --------  --------  --------

Discontinued operations,
 net of income taxes:
  Income (loss) from
   discontinued operations         (1.5)     (0.1)      1.4       0.2
  Impairment of assets             --        --        (4.7)     (0.7)
  Gain (loss) on
   sale of hospitals                3.5       0.3      (0.7)     (0.1)
                               --------  --------  --------  --------
  Income (loss) from
   discontinued operations          2.0       0.2      (4.0)     (0.6)
Cumulative effect of change
 in accounting principle,
 net of tax benefit                 0.7      --        --        --
                               --------  --------  --------  --------
Net income (loss)                 $72.9       6.3%    $18.7       2.5%
                               ========  ========  ========  ========

Basic earnings (loss)
 per share:
  Continuing operations           $1.26               $0.51
  Discontinued operations          0.04               (0.09)
  Cumulative effect of change
   in accounting principle         0.01                --
                               --------            --------
Net income (loss)                 $1.31               $0.42
                               ========            ========

Diluted earnings (loss)
 per share:
  Continuing operations           $1.25               $0.50
  Discontinued operations          0.04               (0.09)
  Cumulative effect of change
   in accounting principle         0.01                --
                               --------            --------
Net income (loss)                 $1.30               $0.41
                               ========            ========


                            LIFEPOINT HOSPITALS, INC.
                 UNAUDITED EARNINGS (LOSS) PER SHARE CALCULATION
            Dollars and shares in millions, except per share amounts

                               Three Months Ended   Six Months Ended
                                     June 30,            June 30,
                               ------------------  ------------------
                                 2006    2005 (1)    2006    2005 (2)
                               --------  --------  --------  --------
Income (loss) from
 continuing operations            $36.4     $(3.1)    $70.2     $22.7
Income (loss) from
 discontinued operations           (1.6)     (4.0)      2.0      (4.0)
Cumulative effect of
 change in accounting principle    --        --         0.7      --
                               --------  --------  --------  --------
                                  $34.8     $(7.1)    $72.9     $18.7
                               ========  ========  ========  ========

Basic weighted average
 number of shares                  55.6      51.8      55.5      44.8
Other share equivalents             0.6      --         0.6       1.0
                               --------  --------  --------  --------
Diluted weighted average number
 of shares and equivalents         56.2      51.8      56.1      45.8
                               ========  ========  ========  ========

Basic earnings (loss)
 per share
  Continuing operations           $0.65    $(0.06)    $1.26     $0.51
  Discontinued operations:
   Income (loss) from
    discontinued operations       (0.02)     0.02     (0.03)     0.03
   Impairment of assets            --       (0.09)     --       (0.10)
   Gain (loss) on
    sale of hospitals              --        --        0.07     (0.02)
                               --------  --------  --------  --------
  Income (loss) from
   discontinued operations        (0.02)    (0.07)     0.04     (0.09)

 Cumulative effect of change
  in accounting principle          --        --        0.01      --
                               --------  --------  --------  --------

 Net income (loss)                $0.63    $(0.13)    $1.31     $0.42
                               ========  ========  ========  ========

Diluted earnings (loss)
 per share:
  Continuing operations           $0.65    $(0.06)    $1.25     $0.50
  Discontinued operations:
   Income (loss) from
    discontinued operations       (0.03)     0.02     (0.03)     0.03
   Impairment of assets            --       (0.09)     --       (0.10)
   Gain (loss) on
    sale of hospitals              --        --        0.07     (0.02)
                               --------  --------  --------  --------
  Income (loss) from
   discontinued operations        (0.03)    (0.07)     0.04     (0.09)

 Cumulative effect of change
  in accounting principle          --        --        0.01      --
                               --------  --------  --------  --------

 Net income (loss)                $0.62    $(0.13)    $1.30     $0.41
                               ========  ========  ========  ========

(1) All of the potentially dilutive securities were excluded from the calculation of diluted loss per share for the three months ended June 30, 2005, because the Company incurred a loss from continuing operations.

(2) The impact of 4.4 million potential weighted average shares of common stock, if converted, and interest expense related to convertible notes were not included in the computation of diluted earnings per share because the effect would have been anti-dilutive.


                            LIFEPOINT HOSPITALS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   In millions

                                                   June 30,  Dec. 31,
                                                     2006    2005 (1)
                                                   --------  --------
                                ASSETS           (Unaudited)

Current assets:
 Cash and cash equivalents                            $56.3     $30.4
 Accounts receivable, less allowances for doubtful
  accounts of $287.3 and $252.9 at June 30, 2006
  and December 31, 2005, respectively                 253.5     256.8
 Inventories                                           58.6      56.9
 Assets held for sale                                  --        22.0
 Prepaid expenses                                      13.9      12.0
 Deferred tax assets                                   52.6      44.2
 Other current assets                                  12.8      11.0
                                                   --------  --------
                                                      447.7     433.3
Property and equipment:
 Land                                                  73.7      64.4
 Buildings and improvements                         1,020.6     986.9
 Equipment                                            533.8     540.3
 Construction in progress                              63.9      77.8
                                                   --------  --------
                                                    1,692.0   1,669.4
 Accumulated depreciation                            (417.2)   (373.1)
                                                   --------  --------
                                                    1,274.8   1,296.3

Deferred loan costs, net                               33.1      35.4
Intangible assets, net                                 13.6       4.2
Other                                                 263.0       5.5
Goodwill                                            1,470.9   1,449.9
                                                   --------  --------
                                                   $3,503.1  $3,224.6
                                                   ========  ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                     $73.2     $85.6
 Accrued salaries                                      59.5      58.7
 Other current liabilities                             84.0      85.3
 Current maturities of long-term debt                   0.7       0.5
                                                   --------  --------
                                                      217.4     230.1

Long-term debt                                      1,760.0   1,515.8
Deferred income taxes                                  81.3     124.0
Professional and general liability claims
 and other liabilities                                 65.1      60.3

Minority interests in equity
 of consolidated entities                               6.7       6.6

Stockholders' equity:
 Preferred stock                                       --        --
 Common stock                                           0.6       0.6
 Capital in excess of par value                     1,032.1   1,053.1
 Unearned ESOP compensation                            (8.0)     (9.7)
 Unearned compensation on non-vested stock             --       (31.0)
 Accumulated other comprehensive income                 0.2      --
 Retained earnings                                    347.7     274.8
                                                   --------  --------
                                                    1,372.6   1,287.8
                                                   --------  --------
                                                   $3,503.1  $3,224.6
                                                   ========  ========

(1)  Derived from audited financial statements.



                            LIFEPOINT HOSPITALS, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   In millions

                               Three Months Ended   Six Months Ended
                                    June 30,             June 30,
                               ------------------  ------------------
                                 2006      2005      2006      2005
                               --------  --------  --------  --------
Cash flows from
 operating activities:
  Net income (loss)               $34.8     $(7.1)    $72.9     $18.7
  Adjustments to reconcile
   net income (loss) to net
   cash provided by operating
   activities:
    Loss (income) from
     discontinued operations        1.6       4.0      (2.0)      4.0
    Cumulative effect of change
     in accounting principle,
     net of income taxes           --          --      (0.7)     --
    Stock-based compensation        2.6       1.7       5.8       2.2
    ESOP expense
     (non-cash portion)             2.6       3.9       5.0       6.5
    Depreciation and
     amortization                  16.0      26.6      47.9      39.8
    Amortization of deferred
     loan costs                     1.4       1.2       2.7       1.6
    Debt retirement costs          --        10.0      --        10.0
    Transaction costs              --        44.6      --        44.6
    Minority interests in
     earnings of consolidated
     entities                       0.4       0.2       0.7       0.5
    Deferred income
     taxes (benefit)                2.9      23.5      (0.2)     24.4
    Reserve for professional
     and general liability
     claims, net                    2.3       1.6       4.1       2.0
    Excess tax benefits from
     employee stock plans          --         5.9      --         8.2
    Increase (decrease) in cash
     from operating assets and
     liabilities, net of
     effects from acquisitions
     and divestitures:
      Accounts receivable           5.5      (1.1)     (3.9)     (5.9)
      Inventories and other
       current assets              (2.6)      0.5      (5.8)      3.4
      Accounts payable and
       accrued expenses            12.3      (5.0)     (4.3)     (2.5)
      Income taxes payable        (21.7)    (42.4)     (9.0)    (28.3)
  Other                            --         0.1       0.5      --
                               --------  --------  --------  --------
      Net cash provided by
       operating activities -
       continuing operations       58.1      68.2     113.7     129.2
      Net cash provided by
      (used in) operating
       activities - discontinued
       operations                   0.2       3.1      (0.2)      3.2
                               --------  --------  --------  --------
      Net cash provided by
       operating activities        58.3      71.3     113.5     132.4
                               --------  --------  --------  --------

Cash flows from
 investing activities:
  Purchase of property
   and equipment                  (44.9)    (33.3)    (95.0)    (60.4)
  Acquisitions, net of
   cash acquired                 (257.1)   (957.7)   (260.6)   (959.7)
  Other                            (0.3)     (0.2)     (0.6)     (0.6)
                               --------  --------  --------  --------
      Net cash used in
       investing activities -
       continuing operations     (302.3)   (991.2)   (356.2) (1,020.7)
      Net cash provided by
       investing activities -
       discontinued operations
       (proceeds from sale
       of hospitals)                7.7      --        27.6      32.5
                               --------  --------  --------  --------
      Net cash used in
       investing activities      (294.6)   (991.2)   (328.6)   (988.2)
                               --------  --------  --------  --------

Cash flows from
 financing activities:
  Proceeds from borrowings        250.0  11,592.0     260.0   1,592.0
  Payments of borrowings          (10.0)   (709.2)    (20.0)   (709.2)
  Proceeds from exercise
   of stock options                --        31.0       0.3      41.6
  Proceeds from employee
   stock purchase plans            --         0.3       1.7       1.1
  Payment of debt issue costs      --       (31.8)     (0.4)    (31.8)
  Other                            (0.5)     (3.6)     (0.6)     (3.5)
                               --------  --------  --------  --------
      Net cash provided by
       financing activities       239.5     878.7     241.0     890.2
                               --------  --------  --------  --------

Change in cash and
 cash equivalents                   3.2     (41.2)     25.9      34.4
Cash and cash equivalents
 at beginning of period            53.1      94.2      30.4      18.6
                               --------  --------  --------  --------
Cash and cash equivalents
 at end of period                 $56.3     $53.0     $56.3     $53.0
                               ========  ========  ========  ========

Supplemental disclosure of
 cash flow information:
  Interest payments               $19.9     $23.0     $45.0     $23.5
                               ========  ========  ========  ========
  Capitalized interest             $0.2      $0.8      $0.3      $1.2
                               ========  ========  ========  ========
  Income taxes paid, net          $43.5     $19.4     $56.2     $20.0
                               ========  ========  ========  ========


                            LIFEPOINT HOSPITALS, INC.
                              UNAUDITED STATISTICS

                                             Three Months Ended
                                                   June 30,
                                         ----------------------------
                                                                %
                                           2006      2005     Change
                                         --------  --------  --------
Continuing Operations: (1)
Number of hospitals at end of period           49        47       4.3%
Admissions                                 44,184    38,902      13.6
Equivalent admissions (2)                  87,572    76,430      14.6
Licensed beds at end of period              5,216     4,988       4.6
Weighted average licensed beds              5,219     4,546      14.8
Revenues ($ in millions)                   $569.2    $464.4      22.6
Revenues per equivalent admission          $6,500    $6,076       7.0
Outpatient factor (2)                        1.98      1.96       1.0
Emergency room visits                     207,119   178,126      16.3
Inpatient surgeries                        13,478    11,510      17.1
Outpatient surgeries                       34,818    30,488      14.2
Average daily census                        2,061     1,747      18.0
Average length of stay                        4.2       4.1       2.4
Medicare case mix index                      1.22      1.21       0.8

Same-Hospital: (3)
Number of hospitals at end of period           28        28      --
Admissions                                 22,168    23,080      (4.0)
Equivalent admissions (2)                  45,171    45,964      (1.7)
Licensed beds at end of period              2,619     2,625      (0.2)
Weighted average licensed beds              2,619     2,625      (0.2)
Revenues ($ in millions)                   $277.5    $263.2       5.4
Revenues per equivalent admission          $6,143    $5,726       7.3
Outpatient factor (2)                        2.04      1.99       2.5
Emergency room visits                     108,931   107,177       1.6
Inpatient surgeries                         6,522     6,749      (3.4)
Outpatient surgeries                       18,558    19,395      (4.3)
Average daily census                        1,013     1,041      (2.7)
Average length of stay                        4.2       4.1       2.4
Medicare case mix index                      1.20      1.19       0.8

                                               Six Months Ended
                                                   June 30,
                                         ----------------------------
                                                                %
                                           2006      2005     Change
                                         --------  --------  --------
Continuing Operations: (1)
Number of hospitals at end of period           49        47       4.3%
Admissions                                 92,026    64,346      43.0
Equivalent admissions (2)                 178,807   125,282      42.7
Licensed beds at end of period              5,216     4,988       4.6
Weighted average licensed beds              5,237     3,586      46.0
Revenues ($ in millions)                 $1,158.8    $736.4      57.4
Revenues per equivalent admission          $6,481    $5,878      10.3
Outpatient factor (2)                        1.94      1.95      (0.5)
Emergency room visits                     412,032   288,240      42.9
Inpatient surgeries                        27,012    18,106      49.2
Outpatient surgeries                       68,836    49,685      38.5
Average daily census                        2,177     1,454      49.7
Average length of stay                        4.3       4.1       4.9
Medicare case mix index                      1.23      1.20       2.5

Same-Hospital: (3)
Number of hospitals at end of period           28        28      --
Admissions                                 46,523    48,524      (4.1)
Equivalent admissions (2)                  92,395    94,816      (2.6)
Licensed beds at end of period              2,619     2,625      (0.2)
Weighted average licensed beds              2,619     2,625      (0.2)
Revenues ($ in millions)                   $559.7    $534.8       4.6
Revenues per equivalent admission          $6,057    $5,640       7.4
Outpatient factor (2)                        1.99      1.95       2.1
Emergency room visits                     215,899   217,291      (0.6)
Inpatient surgeries                        13,203    13,345      (1.1)
Outpatient surgeries                       36,868    38,592      (4.5)
Average daily census                        1,081     1,099      (1.6)
Average length of stay                        4.2       4.1       2.4
Medicare case mix index                      1.21      1.19       1.7


(1) Continuing operations excludes the operations of hospitals that the Company classifies as discontinued operations.

(2) Management and investors use equivalent admissions as a general measure of combined inpatient and outpatient volume. Equivalent admissions is computed by multiplying admissions (inpatient volumes) by the outpatient factor (the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue). The equivalent admissions computation "equates" outpatient revenue to the volume measure (admissions) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.

(3) Same-hospital information includes 28 hospitals operated throughout both periods and excludes the operations of hospitals that the Company acquired or sold after January 1, 2005.


                            LIFEPOINT HOSPITALS, INC.
                       UNAUDITED SUPPLEMENTAL INFORMATION
                               Dollars in millions

Adjusted EBITDA is defined as earnings (loss) before depreciation and amortization, interest expense, debt retirement costs, transaction costs, minority interests in earnings of consolidated entities, income taxes, discontinued operations and cumulative effect of change in accounting principle, net of income taxes. Our management and Board of Directors use adjusted EBITDA to evaluate our operating performance and as a measure of performance for incentive compensation purposes. Our credit facilities use adjusted EBITDA for numerous financial covenants. We believe adjusted EBITDA is a measure of performance used by some investors, equity analysts and others to make informed investment decisions. In addition, multiples of current or projected adjusted EBITDA are used to estimate current or prospective enterprise value. Adjusted EBITDA should not be considered as a measure of financial performance under U.S. generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with U.S. generally accepted accounting principles and is susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Effective January 1, 2006, the Company reclassified its ESOP expense into salaries and benefits expense due to its ESOP expense now partially consisting of cash payments. ESOP expense for all prior periods has been reclassified to conform to the 2006 presentation.

                                         Three Months Ended
                                               June 30,
                               --------------------------------------
                                       2006                2005
                               ------------------  ------------------
                                Amount    Ratio     Amount     Ratio
                               --------  --------  --------  --------
Revenues                         $569.2       100%   $464.4     100.0%

Salaries and benefits             228.8      40.3     184.4      39.7
Supplies                           77.9      13.7      60.1      13.0
Other operating expenses          101.8      17.7      78.8      17.0
Provision for doubtful accounts    59.0      10.4      41.1       8.8
                               --------  --------  --------  --------
Adjusted EBITDA                  $101.7      17.9%   $100.0      21.5%
                               ========  ========  ========  ========

                                           Six Months Ended
                                               June 30,
                               --------------------------------------
                                       2006                2005
                               ------------------  ------------------
                                Amount    Ratio     Amount     Ratio
                               --------  --------  --------  --------

Revenues                       $1,158.8     100.0%   $736.4     100.0%

Salaries and benefits             459.9      39.7     294.0      39.9
Supplies                          160.6      13.9      96.0      13.0
Other operating expenses          197.5      17.0     123.6      16.8
Provision for doubtful accounts   127.4      11.0      64.0       8.7
                               --------  --------  --------  --------
Adjusted EBITDA                  $213.4      18.4%   $158.8      21.6%
                               ========  ========  ========  ========

The following table reconciles adjusted EBITDA as presented above to net income (loss) as reflected in the unaudited condensed consolidated statements of operations:

                               Three Months Ended   Six Months Ended
                                     June 30,            June 30,
                               ------------------  ------------------
                                 2006      2005      2006      2005
                               --------  --------  --------  --------
Adjusted EBITDA                  $101.7    $100.0    $213.4    $158.8

Less:
 Depreciation and amortization     16.0      26.6      47.9      39.8
 Interest expense, net             24.5      15.4      47.7      17.8
 Debt retirement costs             --        10.0      --        10.0
 Transaction costs                 --        44.6      --        44.6
 Minority interests in
  earnings of consolidated
  entities                          0.4       0.2       0.7       0.5
 Provision for income taxes        24.4       6.3      46.9      23.4
 Loss (income) from
  discontinued operations           1.6       4.0      (2.0)      4.0
 Cumulative effect of change
  in accounting principle          --         --       (0.7)     --
                               --------  --------  --------  --------
Net income (loss)                 $34.8     $(7.1)    $72.9     $18.7
                               ========  ========  ========  ========



    CONTACT: LifePoint Hospitals, Inc., Brentwood
             Michael J. Culotta, 615-372-8512